                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)

                                 June 30, 1996
                     SEMI-ANNUAL REPORT TO THE STOCKHOLDERS

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

To Our Stockholders:

    I am pleased to inform you that, for the six-month period ended June 30, 1996, Franklin reported an increase in net assets after provision for taxes of $528,575 (or $.66 per share) compared to a decrease in net assets of $260,058 (or $.31 per share) for the six-month period ended June 30, 1995. The Company's net asset value as of June 30, 1996 was $12,398,453 or $15.47 per share.

    During the remainder of 1996, we will continue to seek investment opportunities which management believes will yield above average returns for Franklin's stockholders.

    On behalf of the Corporation's Board and management, I want to thank you for your continued support.

                                           Respectfully,

                                           Stephen L. Brown
                                           Chairman

September 10, 1996

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30,                                       1996          1995
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income from controlled affiliates (Note 6)......................   $  375,000    $  375,000

  Interest on short term investments and money market accounts....        7,021       108,103
  Interest on loans and debt securities...........................       35,920            --
  Other...........................................................           --           860
                                                                     ----------    ----------
                                                                        417,941       483,963
                                                                     ----------    ----------
EXPENSES
  Salaries and employee benefits (Note 8).........................      422,616       425,344
  Professional fees...............................................       62,735        70,890
  Rent (Note 5)...................................................       55,678        67,940
  Insurance.......................................................       25,525        25,578
  Directors' fees.................................................       64,205        63,000
  Taxes other than income taxes...................................       30,954        33,384
  Advertising and promotion.......................................        6,391           280
  Depreciation and amortization...................................       17,733        17,440
  Professional fees related to Stearns and Foster litigation
   (Note 5).......................................................       30,000       199,231
  Expenses related to Shareholders' litigation & proxy contest
    (Note 5)......................................................       74,631            --
  General and administrative......................................       99,691       108,459
                                                                     ----------    ----------
                                                                        890,159     1,011,546
                                                                     ----------    ----------
Net investment loss before income taxes...........................     (472,218)     (527,583)
Provision for current state income taxes (Note 3).................       (3,000)       (2,000)
                                                                     ----------    ----------
Net investment loss...............................................     (475,218)     (529,583)
Net realized gain on portfolio of investments.....................      169,118         6,225
Increase in unrealized appreciation of investments................    1,174,675       238,300
(Provision) benefit for deferred Federal and state income taxes
  (Note 3)........................................................     (340,000)       25,000
                                                                     ----------    ----------
Net increase (decrease) in net assets.............................   $  528,575    $ (260,058)
                                                                     ----------    ----------
                                                                     ----------    ----------
Net increase (decrease) in net assets per common share............   $     0.66    $    (0.31)
                                                                     ----------    ----------
                                                                     ----------    ----------
Weighted average number of common shares outstanding..............      805,017       850,505
                                                                     ----------    ----------
                                                                     ----------    ----------

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


BALANCE SHEETS (UNAUDITED)
--------------------------------------------------------------------------------

JUNE 30,                                                              1996           1995
---------------------------------------------------------------------------------------------
ASSETS
Marketable investment securities, at market value (cost: June
  30, 1996--$959,944; June 30, 1995--$468,134) (Note 2).........   $ 1,007,219    $   578,455
Investments, at directors' valuation (cost: June 30,
  1996--$5,935,599; June 30, 1995--$4,903,041) (Note 2)
    Excelsior Communications Corporation (Notes 6 and 7)........     7,751,000      8,475,000
    Other investments...........................................     3,150,321        434,827
                                                                   -----------    -----------
                                                                    10,901,321      8,909,827
                                                                   -----------    -----------
Cash and cash equivalents.......................................       688,291      3,122,922
Accrued interest and accounts receivable........................       288,594        445,091
Other assets....................................................       258,839        379,400
                                                                   -----------    -----------
TOTAL ASSETS....................................................   $13,144,264    $13,435,695
                                                                   -----------    -----------
                                                                   -----------    -----------
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable and accrued liabilities........................   $   345,175    $   230,342
Deferred taxes (Notes 2 and 3)..................................       400,636        350,000
                                                                   -----------    -----------
TOTAL LIABILITIES...............................................       745,811        580,342
                                                                   -----------    -----------
Commitments and contingencies (Note 5)

STOCKHOLDERS' EQUITY
Common stock, $1 par value: 2,000,000 shares authorized;
  1,003,986 shares issued at June 30, 1996 and 1995.............     1,003,986      1,003,986
Paid-in capital.................................................     8,997,877      8,997,877
Unrealized appreciation of investments, net of deferred income
  taxes (Notes 2 and 3).........................................     4,572,361      3,767,108
Accumulated undistributed earnings..............................      (292,020)       527,856
                                                                   -----------    -----------
                                                                    14,282,204     14,296,827
Deduct: 202,788 shares at June 30, 1996 and 161,788 shares at
  June 30, 1995 of common stock held in treasury, at cost
  (Note 4)......................................................    (1,883,751)    (1,441,474)
                                                                   -----------    -----------
  Net assets at market or fair value, equivalent to $15.47 per share at June 30, 1996 and $15.26 per share at June 30,
    1995........................................................    12,398,453     12,855,353
                                                                   -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY......................   $13,144,264    $13,435,695

                                                                   -----------    -----------
                                                                   -----------    -----------

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30,                                       1996          1995
---------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net increase (decrease) in net assets from operations...........   $  528,575    ($ 260,058)
  Adjustments to reconcile net increase (decrease) in net assets to net cash used in operating activities:
      Depreciation and amortization...............................       17,733        17,440
      Increase in unrealized appreciation of investments..........   (1,174,675)     (238,300)
      Deferred income tax provision (benefit).....................      300,000       (25,000)
      Net realized gain on portfolio of investments...............     (169,118)       (6,225)
      Changes in operating assets and liabilities:
        Decrease (increase) in accrued interest and accounts
          receivable..............................................      110,980      (166,568)
        Increase in other assets..................................      (11,332)     (143,569)
        Increase (decrease) in accounts payable and accrued
          liabilities.............................................      145,103      (205,507)
        Decrease in accrued income taxes payable..................     (237,718)           --
                                                                     ----------    ----------
            Total adjustments.....................................   (1,019,027)     (767,729)
                                                                     ----------    ----------
            Net cash used in operating activities.................     (490,452)   (1,027,787)
                                                                     ----------    ----------
Cash flows from investing activities:
  Proceeds from sale of investments, net of expenses..............      677,716         4,052
  Acquisitions of investments.....................................     (542,921)      (74,897)
  Proceeds from sale of marketable investment securities, net of
    expenses......................................................    1,100,551       426,673
  Purchases of marketable investment securities...................         (843)     (494,252)
  Purchases of fixed assets.......................................       (5,922)       (2,977)
  Sales of fixed assets...........................................           --        86,937
                                                                     ----------    ----------
            Net cash provided by (used in) investing activities...    1,228,581       (54,464)
                                                                     ----------    ----------

Cash flows from financing activities:
  Purchase of treasury stock......................................     (250,251)     (229,194)
                                                                     ----------    ----------
            Net cash used in financing activities.................     (250,251)     (229,194)
                                                                     ----------    ----------
Net increase (decrease) in cash and cash equivalents..............      487,878    (1,311,445)
Cash and cash equivalents at beginning of period..................      200,413     4,434,367
                                                                     ----------    ----------
Cash and cash equivalents at end of period........................   $  688,291    $3,122,922
                                                                     ----------    ----------
                                                                     ----------    ----------

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                         FOR THE
                                                     SIX MONTHS ENDED         FOR THE
                                                      JUNE 30, 1996         YEAR ENDED
                                                       (UNAUDITED)       DECEMBER 31, 1995
------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations:
  Net investment loss.............................     $   (475,218)        ($1,209,464)
  Net realized gain on portfolio of investments,
    net of current income taxes...................          169,118             999,029
  Increase in unrealized appreciation of
    investments, net of deferred income taxes.....          834,675             233,878
                                                     ----------------    -----------------
      Net increase in net assets from
        operations................................          528,575              23,443

Distributions to stockholders from accumulated
  undistributed earnings..........................               --            (826,698)

Capital stock transactions:
  Purchase of treasury stock......................         (250,251)           (421,221)
                                                     ----------------    -----------------
      Total increase (decrease) in net assets.....          278,324          (1,224,476)

                                                     ----------------    -----------------
Net assets at beginning of period.................       12,120,129          13,344,605
                                                     ----------------    -----------------
Net assets at end of period.......................     $ 12,398,453         $12,120,129
                                                     ----------------    -----------------
                                                     ----------------    -----------------

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            FOR THE                                                    FOR THE
                           SIX MONTHS                                                NINE MONTHS
                             ENDED                  FOR THE YEAR ENDED                  ENDED        FOR THE YEAR ENDED
                            JUNE 30,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   MARCH 31,   MARCH 31,
                            1996(3)         1995           1994           1993           1992         1992        1991
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE(1):
Net asset value, beginning
 of period................  $  14.67      $  15.40       $  14.96       $  15.17       $  14.98      $ 13.01     $ 13.50
                           ----------       ------         ------         ------         ------     ---------   ---------
 Net investment loss......     (0.59)        (1.43)         (1.66)         (1.04)         (0.84)       (0.79)      (0.75)
 Net gain on portfolio
   of investments
   (realized
   and unrealized)........      1.25          1.46           2.01           0.74           1.78         2.29        0.20
                           ----------       ------         ------         ------         ------     ---------   ---------
Total from investment
 operations...............      0.66          0.03           0.35          (0.30)          0.94         1.50       (0.55)
                           ----------       ------         ------         ------         ------     ---------   ---------
Less dividends and
 distributions:
 Distributions from
   accumulated
   undistributed
   earnings...............      0.00         (1.00)          0.00           0.00          (0.80)        0.00        0.00
                           ----------       ------         ------         ------         ------     ---------   ---------
Total dividends and
 distributions............      0.00         (1.00)          0.00           0.00          (0.80)        0.00        0.00

                           ----------       ------         ------         ------         ------     ---------   ---------
Treasury stock
 transactions.............      0.14          0.24           0.09           0.09           0.05         0.47        0.06
                           ----------       ------         ------         ------         ------     ---------   ---------
Net asset value, end of
 period...................  $  15.47      $  14.67       $  15.40       $  14.96       $  15.17      $ 14.98     $ 13.01
                           ----------       ------         ------         ------         ------     ---------   ---------
                           ----------       ------         ------         ------         ------     ---------   ---------
Market value per share,
 end of period............  $  11.13      $  10.13       $   8.13       $   8.88       $   8.88      $  9.13     $  8.13
                           ----------       ------         ------         ------         ------     ---------   ---------
                           ----------       ------         ------         ------         ------     ---------   ---------
TOTAL INVESTMENT
 RETURN(2):
Based on market value
 per share (%)............      9.88         35.45          (8.45)          0.00           6.30        12.31        0.00

RATIOS TO AVERAGE NET
 ASSETS(2):
Expenses (%)..............     14.91         16.59          16.04          13.50          13.61        12.53       15.73
Net investment loss (%)...     (7.96)       (11.17)        (10.76)         (7.00)         (7.59)       (5.61)      (5.66)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
 period
 (000 omitted)............  $ 12,398      $ 12,120       $ 13,345       $ 13,162       $ 13,524      $13,458     $12,919
Portfolio turnover rate
 (%)(2)...................         5            32             63             79             78          110          75

--------------------------------------------------------------------------------

(1) Calculated based on weighted average number of shares outstanding during the period.

(2) The ratios for the periods ended June 30, 1996 and December 31, 1992 have been annualized. Total investment return and portfolio turnover rate have not been annualized.

(3) Unaudited.

    The accompanying notes are an integral part of these financial highlights.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

MARKETABLE INVESTMENT SECURITIES

--------------------------------------------------------------------------------

                                                             PRINCIPAL                       MARKET
                                                            AMOUNT ($)                        VALUE
JUNE 30, 1996                                               OR # SHARES        COST         (NOTE 2)
------------------------------------------------------------------------------------------------------
Common Stock--M.A.I.D. (ADRs) *.........................       61,000       $  921,100     $   968,375
Certificate of Deposit--4.25%, due November 4, 1996.....      $38,844           38,844          38,844
                                                                            ----------     -----------
   Total Marketable Investment Securities...............                    $  959,944     $ 1,007,219
                                                                            ----------     -----------
                                                                            ----------     -----------

--------------------------------------------------------------------------------

INVESTMENTS, AT DIRECTORS' VALUATION
--------------------------------------------------------------------------------

                                                             PRESENT OR                    DIRECTORS'
                                                             POTENTIAL                      VALUATION
JUNE 30, 1996                         INVESTMENT               EQUITY          COST         (NOTE 2)
------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES
Excelsior Communications                                        100.0%      $4,386,048     $ 7,751,000
 Corporation  ......................                                        ----------     -----------
 (Wholly-owned subsidiary)

OTHER INVESTMENTS
Sola Enterprises, Inc.  ............  First and second            None         342,511         342,511
 (Restaurant, motel and marina         mortgage notes;
 operator)                             10.0% interest
                                       rate
Avery Communications, Inc.  ........  Convertible Secured         None         350,000         840,000
 (Telecommunications)                  note;
                                       12.0% interest
                                       rate
Avery Communications, Inc.  ........  Exercise of              158,333          15,833         506,667
 (Telecommunications)                  Warrants                 shares
FMA High Yield Income Limited
 Partnership ........................ Limited partnership        1.05%              --          44,054
 (Schroder Wertheim high yield bond     interest
 limited partnership)
FMA High Yield Income Limited
 Partnership ........................ Limited partnership        1.50%         500,000         508,362
 (high yield bond limited               interest
 partnership)
CIC Standby Ventures, L.P.  ........  Limited partnership        1.80%          73,007         752,092
 (Computer handwriting systems)        interest

Hefty Profits Limited--Pacific        Limited partnership       10.00%         109,179         109,179
 Healthcare  .......................   interest
 (Home healthcare services in
 Asia Pacific Region)
BP Restaurants, LP  ................  Limited partnership        2.40%         159,021          47,456
 (Chain of restaurants in Southwest)   interest
                                                                            ----------     -----------
                                                                             1,549,551       3,150,321
                                                                            ----------     -----------
   Total Investments, at Directors' Valuation............                   $5,935,599     $10,901,321
                                                                            ----------     -----------
                                                                            ----------     -----------

--------------------------------------------------------------------------------

 (*) Non-income producing security.
                            See accompanying notes.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Franklin Holding Corporation (Delaware) ('Franklin Holding' or the 'Corporation') is a Delaware corporation registered as a closed-end investment company under the Investment Company Act of 1940 (the 'Act').

Franklin Holding's investment objective, as previously approved by the Corporation's stockholders, is to acquire majority or greater stakes in (i) one or more operating businesses with the ultimate purpose that the Corporation would cease to be an investment company and would deregister under the Act, and with the ultimate result that the Corporation's total assets would consist of securities of one or more majority or wholly owned subsidiaries, and (ii) cash and cash equivalents, Government securities and other assets which are not investment securities within the meaning of the Act.

In November 1994, Franklin Holding filed an application with the Securities and Exchange Commission (the 'SEC') requesting an order declaring that it has ceased to be an investment company under the Act. In February 1995, the Corporation filed a first amended and restated application. On December 31, 1995, Franklin Holding, through its wholly owned subsidiary, Excelsior Communications Corporation ('Excelsior'), sold its radio properties to Cox Broadcasting, Inc. (see Note 7). As a result of the sale, the facts set forth on the Corporation's application, which provide the grounds on which the Corporation based such application, have materially changed. It is management's intention to continue to seek investment opportunities consistent with the investment guidelines previously approved by the stockholders which will allow the Corporation to amend the application so that the SEC can consider whether an order to deregister can be issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

Franklin Holding is an investment company under the Act and, accordingly, does not consolidate non-investment company subsidiaries.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STATEMENTS OF CASH FLOWS

For purposes of the Statements of Cash Flows, Franklin Holding considers only highly liquid investments with maturities of 90 days or less at the date of their acquisition by the Company to be cash equivalents.

The Corporation paid no interest during the six months ended June 30, 1996 and 1995, and paid $98,689 and $2,850 for income taxes during the six months ended June 30, 1996 and 1995, respectively.

VALUATION OF INVESTMENTS

Security investments which are publicly traded are stated at the last reported sales price on the day of valuation, or if no sale was reported on that date, then the securities are stated at the last quoted bid price. The Board may determine, if appropriate, to discount the value where there is an impediment to the marketability of the securities held.

Investments for which there is no ready market are initially valued at cost and, thereafter, at fair value based upon the financial condition and operating results of the issuer and other pertinent factors as determined by the Board of Directors. The financial condition and operating results have been derived utilizing both audited and unaudited data. Certain assumptions inherent in the valuation process may not materialize and unanticipated events and circumstances may occur subsequent to the date of the valuation. Therefore, the actual amounts eventually realized from each investment may vary from the valuations shown and the differences may be material. Franklin Holding reports the unrealized gain or loss resulting

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

from such valuation in the Statements of Operations.

GAINS ON PORTFOLIO OF INVESTMENTS

Amounts reported as realized gains are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains reported in the prior periods. Gains are considered realized when sales of investments are consummated.

INCOME TAXES

Franklin Holding does not qualify as a Regulated Investment Company for income tax purposes. Therefore, the Corporation is taxed as a regular corporation.

Franklin Holding adopted Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109') effective April 1, 1991. The significant components of deferred tax assets and liabilities are principally related to the Corporation's net operating loss carryforward and its unrealized appreciation of investments.

DEPRECIATION AND AMORTIZATION

Depreciation is recorded using the straight-line method at rates based upon estimated useful lives of five years for the respective assets. Franklin Holding amortizes its leasehold improvements over its useful life or the remaining life of the lease, whichever is shorter.

NET INCREASE IN NET ASSETS PER COMMON SHARE

Net increase in net assets per common share is based upon the weighted average number of shares of common stock outstanding. Franklin Holding has no common stock equivalents.

3. INCOME TAXES

At December 31, 1995, Franklin Holding had a net operating loss carryforward for Federal income tax purposes of approximately $138,000 which will begin to expire in 2002. At a 34% Federal income tax rate the benefit from this loss would be approximately $47,000.

For the six months ended June 30, 1996 and 1995, Franklin Holding's tax benefit (provision) was based on the following:

------------------------------------------------
                             1996        1995
                           ---------   ---------
Net investment loss....... $(472,218)  $(529,583)
Net realized gain.........   169,118       6,225
Increase in unrealized
 appreciation............. 1,174,675     238,300
                           ---------   ---------
 Pre-tax book (loss)
   gain................... $ 871,575   $(285,058)
                           ---------   ---------
                           ---------   ---------


                             1996        1995
                           ---------   ---------
Tax at 34% on $871,575 and
 $(285,058),
 respectively............. $(296,335)  $  96,920
State and local, net of
 Federal benefit..........    (3,000)     (2,000)
Adjustment to state and
 local deferred taxes.....   (43,665)         --
Other, net................        --     (71,920)
                           ---------   ---------
                           $(343,000)  $  23,000
                           ---------   ---------
                           ---------   ---------

The adjustments to state and local deferred taxes of $43,665 for the six months ended June 30, 1996 are attributable to income that was realized at tax rates lower than had been assumed when the related deferred taxes were provided, as well as certain gains recognized for tax purposes that are unrealized on the books of the Corporation.

The components of the tax (provision) benefit are as follows:

                             1996        1995
                           ---------   ---------
Net deferred Federal tax
 (provision).............. $(230,000)  $      --
Current state and local
 tax (provision)..........    (3,000)     (2,000)
Deferred state and local
 tax (provision)
 benefit..................  (110,000)     25,000
                           ---------   ---------
(Provision) benefit for
 income taxes............. $(343,000)  $  23,000
                           ---------   ---------
                           ---------   ---------

------------------------------------------------

Deferred income tax benefit (provision) reflects the impact of 'temporary differences' between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At June 30, 1996 and 1995, deferred tax attributes consist of:

------------------------------------------------
                            ASSET (LIABILITY)
                         -----------------------
                            1996         1995
                         ----------   ----------
Deferred Federal benefit
 from net operating and
 capital loss
 carryforward........... $  243,540   $1,163,000
Deferred Federal
 provision on unrealized
 appreciation of
 investments............   (540,879)    (760,000)
Deferred state provision
 on unrealized
 appreciation of
 investments............   (143,297)    (412,000)
Other, net..............     40,000      (20,000)
Valuation allowance.....         --     (321,000)
                         ----------   ----------
Deferred Taxes.......... $ (400,636)  $ (350,000)
                         ----------   ----------
                         ----------   ----------

------------------------------------------------

4. TREASURY STOCK

The Board of Directors has authorized Franklin Holding to repurchase up to an aggregate of 250,000 shares of its common stock in open market purchases on the American Stock Exchange when such purchases are deemed to be in the best interest of the Corporation and its stockholders. To date, Franklin Holding has repurchased 212,788 shares of its common stock of which 202,788 shares remain in treasury at June 30, 1996.

5. COMMITMENTS AND CONTINGENCIES

Franklin Holding is obligated under an operating lease which provides for annual minimum rental payments as follows:

----------------------------------------------

December 31,
1997............................    $  139,000
1998............................       139,000
1999............................       149,000
2000............................       149,000
2001............................       149,000
2002 and thereafter.............       300,000
                                    ----------
                                    $1,025,000
                                    ----------
                                    ----------

----------------------------------------------

Rent expense for the six months June 30, 1996 and 1995 was $55,678 and $67,940, respectively.

In March 1994, Stearns and Foster Bedding Company ('Stearns & Foster') commenced a private cost recovery and contribution action against Franklin Holding and a number of other defendants in the United States District Court for the District of New Jersey (Newark). Stearns & Foster is the current owner of a site located in South Brunswick, New Jersey (the 'Site'), which is the subject of an investigation and cleanup under the Industrial Site Recovery Act ('ISRA'). Stearns & Foster has alleged that a number of parties, including Franklin Holding, are liable for contamination at the Site. Franklin Holding's alleged liability is the result of an investment in a manufacturing company then located on the Site made approximately twenty years ago by The Franklin Corporation, which by operation of a merger became a former wholly owned subsidiary of Franklin Holding. To date, Stearns & Foster has incurred approximately $2 million in investigation and remediation costs for which Stearns & Foster seeks recovery from the defendants in the aforementioned action. The State of New Jersey has not approved any specific cleanup plan for the Site and therefore presently it is not possible to provide an estimate as to the ultimate cleanup costs. Franklin Holding has asserted a number of legal and factual defenses, which if successful, would exculpate the Corporation from liability. Additionally, Franklin Holding has asserted contribution claims against the other defendants. Based on information that is currently available, management has no basis to expect that this matter will have a material adverse effect on its financial position.

In December 1995, an insurer agreed to assume, in substantial part, Franklin Holding's ongoing costs for its New Jersey legal counsel and expert consultants. As a result of this agreement, in 1995, Franklin Holding was reimbursed $397,657 by the insurer for certain defense costs it had previously expended in the Stearns & Foster action. On September 5, 1996, the insurer agreed to indemnify Franklin Holding for a significant portion of any liability that Franklin Holding may ultimately incur pursuant to a judgment or a settlement of the Stearns & Foster action.

In March 1995, a complaint was filed in the United States District Court for the Southern District of New York by a former director of Franklin Holding (who, in 1990, was not renominated for election to the Board of Directors) against the Corporation, its chairman, certain of its directors and an


10
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                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
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affiliated company. The action was purportedly brought both on behalf of a class of minority shareholders of Franklin Holding and derivatively on behalf of the Corporation. The action, in substance, alleged that the Corporation's Board did not comply with the 'interested persons' provisions of the Investment Company
Act of 1940; that there had not been full disclosure about various matters, including with respect to the Corporation's application to deregister as an investment company and about the business relationships between defendants in proxy statements from 1989 through 1994; and that management's and directors' compensation and benefits were excessive in relation to the financial performance of the Corporation. The complaint asserted claims under the Act and SEC Rules promulgated thereunder and under common law. In May 1995, an amended complaint was filed containing in substance, the same claims as the original complaint, but purporting to assert additional derivative and class action claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.
The amended complaint alleged that Franklin Holding and its Board failed to disclose facts in various documents, including the Corporation's 1994 Annual Report and 1993 and 1994 Proxy Statements, with respect to, among other things, Franklin Holding's investment through Excelsior in various radio stations and the current status of the Corporation's operations.

In June 1995, the Corporation and the other defendants moved to dismiss the amended complaint for failure to make the required demand upon the Board of Directors (as to purported derivative claims), for lack of standing to assert the purported derivative claims, for failure to state a claim upon which the requested relief can be granted and for failure to plead the claims for fraud with the required specificity. Plaintiff filed a second amended complaint in August 1995 containing in substance the same claims as the amended complaint, but including additional factual allegations. The second amended complaint seeks unspecified monetary relief from the individual defendants and equitable and declaratory relief with respect to Franklin Holding, including setting aside the election of directors held at the Corporation's annual meeting in August 1994 and 1995 and Board action since August 1994, declaring the chairman's employment contract void, an accounting by defendants, and an injunction directing the liquidation of Franklin Holding and the appointment of a special fiscal agent, receiver or conservator to oversee same. The plaintiff and the defendants submitted supplemental briefings concerning the issue of whether the second amended complaint should be dismissed.

In January 1996, the Court issued an opinion partially granting and partially denying defendants' motion to dismiss. The Court dismissed plaintiff's derivative claims for failure to make the required demand and abstained from entertaining plaintiff's claim that the Corporation be dissolved and that a special fiscal agent, receiver or conservator be appointed. The Court denied defendants' motion to dismiss with respect to the remainder of plaintiff's claims.

Management believes the plaintiff's claims are without merit and intends to continue vigorously defending the action.

6. TRANSACTIONS WITH CONTROLLED AFFILIATES

For the six months ended June 30, 1996 and 1995, Franklin Holding's income from Excelsior consists of a management fee of $375,000.

During 1994 and 1993, Franklin Holding purchased artwork totaling approximately $87,000 from an affiliated company. The purchase price was based upon the affiliated company's original cost and an independent appraisal. The artwork has been used by the Corporation at its offices at 767 Fifth Avenue since 1986 and continues to be used at Franklin Holding's offices at 450 Park Avenue. The artwork was repurchased by the affiliated company in June, 1995, at the cost to Franklin Holding, approximately $87,000.

7. EXCELSIOR COMMUNICATIONS CORPORATION TRANSACTIONS

On August 30, 1995, Excelsior purchased the assets of radio station WAJE-FM for $1.035 million, including cash of $342,750 and a note payable to the seller of $692,250. The station, a start-up operation whose primary coverage area includes the City of Louisville,

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                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
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Kentucky, is licensed in New Albany, Indiana.

On December 31, 1995, Excelsior sold the broadcast assets of its two Louisville radio stations, WRKA-FM and WAJE-FM, to Cox Broadcasting, Inc. for a total price of $8.5 million in cash. Excelsior retained the cash and accounts receivable of the station in excess of its accounts payable and accrued liabilities, a total of approximately $565,000. Excelsior utilized a portion of the funds received from this sale to fully satisfy its obligations under the note payable due on the purchase of WAJE-FM.

8. EMPLOYEE STOCK SAVINGS PLAN

Franklin Holding has a contributory retirement plan (the 'Plan') covering all employees. Contributions to the Plan are invested in Franklin Holding's common stock and/or a selected group of mutual funds. Contributions for the six months ended June 30, 1996 and 1995 were $13,100 and $11,329, respectively, and are included in salaries and employee benefits in the accompanying Statements of Operations.

9. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investment securities, excluding short term investments, aggregated $543,764 and $1,778,268, respectively, for the six months ended June 30, 1996 and $569,149 and $430,725, respectively, for the six months ended June 30, 1995.

BOARD OF DIRECTORS                         OFFICERS

STEPHEN L. BROWN*                          STEPHEN L. BROWN
Chairman and Chief Executive               Chairman and Chief
Officer,                                   Executive Officer
The Franklin Holding Corporation
(Delaware)                                 SPENCER L. BROWN
                                           Senior Vice President
MILES L. BERGER                            and Secretary
Vice Chairman of the Board,
Heitman Financial Ltd.                     JOHN GREENBAUM
                                           Chief Financial
CARL D. GLICKMAN*                          Officer, Treasurer
Private Investor and Corporate Director
                                           STEPHEN J. MAYER
JOHN GREENBAUM                             Vice President and
Chief Financial Officer, Treasurer,        Controller
The Franklin Holding Corporation
(Delaware)

IRVING LEVINE                              AUDITORS
Chairman, Copley Fund, Inc.                Arthur Andersen LLP
                                           1345 Avenue of the Americas
JONATHAN A. MARSHALL*                      New York, NY 10105
Senior Partner, Pennie & Edmonds

JEFFREY J. STEINER
Chairman and Chief Executive Officer,      SECURITIES TRADED
The Fairchild Corporation                  American Stock Exchange
                                           Symbol: FKL

*Member of Executive Committee
Carl D. Glickman, Chairman



REGISTRAR & TRANSFER AGENT
Chemical Shareholder Services
450 West 33rd Street
15th Floor
New York, NY 10001
(212) 946-8484

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)

                      450 Park Avenue, New York, NY 10022
                       (212) 486-2323  FAX (212) 755-5451